Exhibit 10.1

AMENDMENT TO

CREDIT SUPPORT SHARE AGREEMENT

THIS AMENDMENT TO CREDIT SUPPORT SHARE AGREEMENT (this “Amendment”) is dated effective as of October 23, 2023 (the “Amendment Effective Date”), by and among BRUUSH ORAL CARE INC., a British Columbia company having its principal place of business at 128 West Hastings Street, Unit 210, Vancouver, British Columbia (“Company”), and YALETOWN BROS VENTURES LTD., a British Columbia company having a registered office at 1900 - 1040 West Georgia Street, Vancouver, British Columbia (“YBV”, and together with Company, the “Parties”, and each, a “Party”).

WHEREAS, the Company and Holders previously entered into that certain Credit Support Share, dated and effective as of August 25, 2023 (the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement in the manner and under the terms set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Agreement, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendments. Section 3 of the Agreement is hereby deleted in its entirety and replaced as follows:

3. Repayment of the Credit Support. If as of October 24, 2023, TD shall have drawn on the Credit Support, the Company shall cause to be issued to YBV, additional Shares in an amount equal to 100% of the Drawn Credit Amount, divided by the closing price of the Shares on the last trading day prior to October 24, 2023. Further, following the sale by YBV of all of such Shares as YBV shall have received in respect of this Agreement (the “YBV Share Sale”), if the proceeds of the YBV Share Sale shall be less than the amount of the Credit Support drawn by TD (the “Drawn Credit Amount”), the Company shall pay to YBV cash in an amount equal to the difference between Drawn Credit Amount and the proceeds of the YBV Share Sale.

5. No Other Amendment. All other terms and conditions of the Agreement shall remain in full force and effect and the Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

6. Governing Law. This Amendment shall be construed and interpreted in accordance with governing law provisions of the Agreement.

7. Amendment Effective Date. All references in the Agreement to the Agreement on and after the date hereof shall be deemed to refer to the Agreement as amended hereby, and the parties hereto agree that on and after the Amendment Effective Date, the Agreement, as amended hereby, is in full force and effect.

8. Effect on Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

9. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BRUUSH ORAL CARE INC.

By:	/s/ Aneil Manhas
Name:	Aneil Manhas
Title:	CEO

YALETOWN BROS VENTURES LTD.

By:	/s/ Matthew Friesen
Name:	Matthew Friesen
Title:	Director